TorrayResolute Small/Mid Cap Growth Fund

Schedule of Investments (Unaudited)
September 30, 2021

Description	Shares	Value
COMMON STOCKS - 95.1%
Consumer Discretionary - 4.3%
Pool	1,551	$673,770

Consumer Staples - 2.4%
Church & Dwight	4,522	373,381

Health Care # - 35.3%
AMN Healthcare Services *	5,335	612,191
BioMarin Pharmaceutical *	4,835	373,697
Blueprint Medicines *	5,072	521,452
Catalent *	4,466	594,291
Cooper Companies	1,368	565,408
Halozyme Therapeutics *	13,690	556,909
Mettler-Toledo International *	399	549,567
Myovant Sciences *	23,330	523,525
Omnicell *	3,745	555,871
Rocket Pharmaceuticals *	10,715	320,271
Teladoc Health *	3,229	409,470
		5,582,652
Industrials - 13.4%
Copart *	3,848	533,795
Hexcel *	8,303	493,115
ICF International	4,901	437,610
RBC Bearings *	3,076	652,727
		2,117,247
Information Technology # - 35.4%
ANSYS *	1,562	531,783
Aspen Technology *	4,221	518,339
Dynatrace *	6,332	449,382
IPG Photonics *	2,085	330,264
Jack Henry & Associates	3,351	549,765
MKS Instruments	2,740	413,493
Monolithic Power Systems	1,241	601,488
Qualys *	4,790	533,079
Sapiens International	18,361	528,430
Verra Mobility, Class A *	36,562	550,989
Zebra Technologies, Class A *	1,162	598,918
		5,605,930
Real Estate - 4.3%
SBA Communications, Class A - REIT	2,082	688,247
TOTAL COMMON STOCKS
(Cost $8,892,522)		15,041,227

SHORT-TERM INVESTMENT - 5.2%
First American Government Obligations Fund, Class X, 0.03% ^
(Cost $814,175)	814,175	814,175

Total Investments - 100.3%
(Cost $9,706,697)		15,855,402
Other Assets and Liabilities, Net - (0.3)%		(42,114)
Total Net Assets - 100.0%		$15,813,288

*	Non-income producing security.
#
As of September 30, 2021, the Fund had a significant portion of its assets invested in both the health care and information technology sectors. The health care sector may be more greatly impacted by adverse regulatory, political, legal and other changes affecting the issuers of such securities.  The information technology sector may be more sensitive to short product cycles, competition and aggressive pricing than the overall market.

^	The rate shown is the annualized seven day effective yield as of September 30, 2021.
REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2021:
	Level 1	Level 2	Level 3	Total
Common Stocks	$15,041,227	$-	$-	$15,041,227
Short-Term Investment	814,175	-	-	814,175
Total Investments in Securities	$15,855,402	$-	$-	$15,855,402

Refer to Schedule of Investments for further information on the classification of investments.